                                                                      Exhibit 4

                               SECOND AMENDMENT TO
                           FIVE YEAR CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT is made and dated as of September 22, 2000 (the "SECOND AMENDMENT") among MANOR CARE, INC., a Delaware corporation formerly known as HCR Manor Care, Inc. (the "COMPANY"), MANOR CARE OF AMERICA, INC., a Delaware corporation formerly known as Manor Care, Inc. ("MANOR CARE"; Manor Care and the Company are collectively called the "BORROWERS" and are each individually called a "Borrower"), the financial institution's party to the Credit Agreement referred to below, and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (the "AGENT"), and amends that certain Credit Agreement dated as of September 25, 1998, as amended by that certain First Amendment to Five Year Credit Agreement dated as of February 9, 2000 (as amended or modified from time to time, the "CREDIT AGREEMENT").

                                    RECITALS

         WHEREAS, the Borrowers have requested that the Agent and the Banks amend certain provisions of the Credit Agreement, and the Agent and the Banks are willing to do so, on the terms and conditions specified herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. TERMS. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

         2. AMENDMENTS. The Credit Agreement is hereby amended as follows:

            (a) The definition of the term "Consolidated EBITDA" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            "CONSOLIDATED EBITDA" means the Company's and its Subsidiaries' earnings BEFORE Consolidated Interest Expense, taxes, depreciation, amortization, extraordinary items of gain and all Specified Losses and BEFORE the $274,120,000 of charges taken by the Company in the quarter ending December 31, 1999 in connection with the write-down of its investment in Genesis Health Ventures, Inc. ("GENESIS"), the $17,404,000 charge taken by the Company in the quarter ending December 31, 1999 in connection with its write-off of accrued and unpaid dividends from Genesis and the $27,300,000 of charges taken by the Company in the quarter ending June 30, 2000 in connection with the write-down of its investment in Genesis and in a joint venture with Genesis and the write-down of certain receivables from Genesis, and AFTER deduction of $4,351,000 for each of the fiscal quarters ending on March 31, 1999, June 30, 1999, September 30, 1999 and December 31, 1999.

         3. REPRESENTATIONS AND WARRANTIES. The Borrowers represent and warrant to the Agent and the Banks that, on and as of the date hereof, and after giving effect to this Second Amendment:

            3.1 AUTHORIZATION. The execution, delivery and performance by the Borrowers of this Second Amendment have been duly authorized by all necessary corporate action, and this Second Amendment has been duly executed and delivered by the Borrowers.

            3.2 BINDING OBLIGATION. This Second Amendment constitutes the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

            3.3 NO LEGAL OBSTACLE TO AMENDMENT. The execution, delivery and performance of this Second Amendment will not (a) contravene the Organization Documents of either Borrower; (b) constitute a breach or default under any material Contractual Obligation or violate or contravene any law or governmental regulation or court decree or order binding on or affecting either Borrower which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; or (c) result in, or require the creation or imposition of, any Lien on any of either Borrower's properties. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Borrowers of this Second Amendment, or the transactions contemplated hereby.

            3.4 INCORPORATION OF CERTAIN REPRESENTATIONS. After giving effect to the terms of this Second Amendment, the representations and warranties of the Company set forth in Article VI of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

            3.5 DEFAULT. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

         4. CONDITIONS, EFFECTIVENESS. The effectiveness of this Second Amendment shall be subject to the compliance by the Borrowers with their agreements herein contained, and to the delivery of the following to Agent in form and substance satisfactory to Agent:

            4.1 GUARANTOR AFFIRMATION. An acknowledgment and reaffirmation letter in the form of EXHIBIT A hereto duly executed by each party to the Guaranty (a "Guarantor").

            4.2 OTHER EVIDENCE. Such other evidence with respect to the Borrowers or any other person as the Agent or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this

Second Amendment and the Credit Agreement and the compliance with the conditions set forth herein.

         5. MISCELLANEOUS.

            5.1 EFFECTIVENESS OF THE CREDIT AGREEMENT. Except as hereby expressly amended, the Credit Agreement shall each remain in full force and effect and is hereby ratified and confirmed in all respects on and as of the date hereof.

            5.2 WAIVERS. This Second Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Majority Banks to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

            5.3 COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Second Amendment shall not become effective until the Borrowers, the Agent and the Majority Banks shall have signed a copy hereof and the same shall have been delivered to the Agent and the conditions set forth in Section 4 hereof have been satisfied. Upon satisfaction of the foregoing conditions, the effectiveness of this Second Amendment shall be retroactive to June 30, 2000. Delivery of an executed counterpart of a signature page to this Second Amendment should be effective as delivery of a manually executed counterpart of this Second Amendment.

            5.4 GOVERNING LAW. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

            5.5 SEVERABILITY. The illegality or unenforceability of any provision of this Second Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Second Amendment or any instrument or agreement required hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                       MANOR CARE, INC.


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       MANOR CARE OF AMERICA, INC.


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       BANK OF AMERICA, N.A., as Agent


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       BANK OF AMERICA, N.A., as a Bank


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       THE CHASE MANHATTAN BANK


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       THE TORONTO-DOMINION BANK


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------

                                       DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR
                                       CAYMAN ISLANDS BRANCH


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       THE HUNTINGTON NATIONAL BANK


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       BANK OF MONTREAL


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       THE BANK OF NEW YORK


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       BANK ONE, N.A.


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------

                                       ALLFIRST BANK


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       NATIONAL CITY BANK


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       SUNTRUST BANK


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       WACHOVIA BANK, N.A.


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       FLEET NATIONAL BANK


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                       THE FIFTH THIRD BANK


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------

                                                                       EXHIBIT A

                                                             TO SECOND AMENDMENT
                                                             TO CREDIT AGREEMENT



                               September 22, 2000




The parties listed on the acknowledgment pages hereof:

         Re:      Five Year Day Credit Agreement dated as of
                  September 25, 1998

Ladies and Gentlemen:

         Please refer to (i) the Credit Agreement dated as of September 25, 1998, as amended (as so amended, the "CREDIT AGREEMENT") by and among Manor Care, Inc. and Manor Care of America, Inc., as the borrowers, the commercial lending institutions party thereto (the "BANKS") and Bank of America, N.A., as administrative agent (in such capacity, the "AGENT") and (ii) the Guaranty dated as of September 25, 1998 (the "GUARANTY"), which was executed by you on such date or to which you later became a party pursuant to a Guaranty Assumption Agreement. Pursuant to an amendment of even date herewith, certain terms of the Credit Agreement were amended. We hereby request that you (i) consent to the terms of the amendment, (ii) acknowledge and reaffirm all of your obligations and undertakings under the Guaranty and (iii) acknowledge and agree that the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

         Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.

                                   Very truly yours,

                                   BANK OF AMERICA, N.A., as Agent


                                   By:__________________________________
                                   Title:________________________________

                                Acknowledged and Agreed to:

                                MANOR CARE, INC.


                                By: ________________________________
                                Title: ______________________________

                                MANOR CARE OF AMERICA, INC.


                                By: ________________________________
                                Title: ______________________________


                                ANCILLARY SERVICES MANAGEMENT, INC.
                                BIRCHWOOD MANOR, INC.
                                BLUE RIDGE REHABILITATION SERVICES, INC.
                                CANTEBURY VILLAGE, INC.
                                DIVERSIFIED REHABILITATION SERVICES, INC.
                                DONAHOE MANOR, INC.
                                EAST MICHIGAN CARE CORPORATION
                                EYE-Q NETWORK, INC.
                                GEORGIAN BLOOMFIELD, INC.
                                GREENVIEW MANOR, INC.
                                HCR ACQUISITION CORPORATION
                                HCR HOME HEALTH CARE AND HOSPICE, INC.
                                HCR INFORMATION CORPORATION
                                HCR PHYSICIAN MANAGEMENT SERVICES, INC.
                                HCR REHABILITATION CORP.
                                HCR THERAPY SERVICES, INC.
                                HCRA OF TEXAS, INC.
                                HCRC INC.
                                HEALTH CARE AND RETIREMENT CORPORATION OF
                                 AMERICA
                                HEARTLAND CAREPARTNERS, INC.
                                HEARTLAND HOME CARE, INC.
                                HEARTLAND HOME HEALTH CARE SERVICES, INC.
                                HEARTLAND HOSPICE SERVICES, INC.
                                HEARTLAND MANAGEMENT SERVICES, INC.
                                HEARTLAND PAIN AND REHABILITATION CENTER, INC.

                                HEARTLAND REHABILITATION SERVICES OF NORTH
                                 FLORIDA, INC.
                                HEARTLAND REHABILITATION SERVICES, INC.
                                HEARTLAND SERVICES CORP.
                                HERBERT LASKIN, RPT - JOHN MCKENZIE, RPT
                                 PHYSICAL THERAPY PROFESSIONAL ASSOCIATES, INC.
                                HGCC OF ALLENTOWN, INC.
                                IONIA MANOR, INC.
                                KENSINGTON MANOR, INC.
                                KNOLLVIEW MANOR, INC.
                                LINCOLN HEALTH CARE, INC.
                                MARINA VIEW MANOR, INC.
                                MEDI-SPEECH SERVICE, INC.
                                MID-SHORE PHYSICAL THERAPY ASSOCIATES, INC.
                                MILESTONE HEALTH SYSTEMS, INC.
                                MILESTONE HEALTHCARE, INC.
                                MILESTONE REHABILITATIONS SERVICES, INC.
                                MILESTONE THERAPY SERVICES, INC.
                                MRC REHABILITATION, INC.
                                NUVISTA REFRACTIVE SURGERY AND LASER
                                 CENTER, INC.
                                PERRYSBURG PHYSICAL THERAPY, INC.
                                PHYSICAL OCCUPATIONAL AND SPEECH THERAPY, INC. REHABILITATION ADMINISTRATIVE CORPORATION
                                REHABILITATION ASSOCIATES, INC.
                                REHABILITATION SERVICES OF ROANOKE, INC.
                                REINBOLT AND BURKAM, INC.
                                RICHARDS HEALTHCARE, INC.
                                RIDGEVIEW MANOR, INC.
                                RVA MANAGEMENT SERVICES, INC.
                                SPRINGHILL MANOR, INC.
                                SUN VALLEY MANOR, INC.
                                THERAPY ASSOCIATES, INC.
                                THREE RIVERS MANOR, INC.
                                VISION MANAGEMENT SERVICES, INC.
                                WASHTENAW HILLS MANOR, INC.
                                WHITEHALL MANOR, INC.

                                By:____________________________________
                                Name: _________________________________
                                Its:____________________________________

                                Address: One Seagate
                                         Toledo, Ohio 43604-2616

                                Fax No.:   419-252-5571
                                Telephone: 419-252-5500


                                AMERICAN HOSPITAL BUILDING CORPORATION
                                AMERICANA HEALTHCARE CENTER OF PALOS
                                 TOWNSHIP, INC.
                                AMERICANA HEALTHCARE CORPORATION OF GEORGIA
                                AMERICANA HEALTHCARE CORPORATION OF NAPLES
                                ARCHIVE ACQUISITION, INC.
                                ARCHIVE RETRIEVAL SYSTEMS, INC.
                                BAILY NURSING HOME, INC.
                                CHARLES MANOR, INC.
                                CHESAPEAKE MANOR, INC.
                                DEVON MANOR CORPORATION
                                DISTCO, INC.
                                EXECUTIVE ADVERTISING, INC.
                                FOUR SEASONS NURSING CENTERS, INC.
                                HEALTHCARE CONSTRUCTION CORP.
                                INDUSTRIAL WASTES INC.
                                JACKSONVILLE HEALTHCARE CORPORATION
                                LEADER NURSING AND REHABILITATION CENTER OF
                                  BETHEL PARK, INC.
                                LEADER NURSING AND REHABILITATION CENTER OF
                                  GLOUCESTER, INC.
                                LEADER NURSING AND REHABILITATION CENTER OF
                                  SCOTT TOWNSHIP, INC.
                                LEADER NURSING AND REHABILITATION CENTER OF
                                  VIRGINIA INC.
                                MCHS OF NEW YORK, INC.
                                MNR FINANCE CORP.
                                MRS, INC.
                                MANORCARE HEALTH SERVICES, INC.

                                MANORCARE HEALTH SERVICES OF BOYNTON
                                  BEACH, INC.
                                MANORCARE HEALTH SERVICES OF GEORGIA, INC.
                                MANOR CARE AVIATION, INC.
                                MANOR CARE MANAGEMENT CORPORATION
                                MANOR CARE OF AKRON, INC.
                                MANOR CARE OF ARIZONA, INC.
                                MANOR CARE OF ARLINGTON, INC.
                                MANOR CARE OF BOCA RATON, INC.
                                MANOR CARE OF BOYNTON BEACH, INC.
                                MANOR CARE OF CANTON, INC.
                                MANOR CARE OF CHARLESTON, INC.
                                MANOR CARE OF CINCINNATI, INC.
                                MANOR CARE OF COLUMBIA, INC.
                                MANOR CARE OF DARIEN, INC.
                                MANOR CARE OF DUNEDIN, INC.
                                MANOR CARE OF FLORIDA, INC.
                                MANORCARE HEALTH SERVICES OF NORTHHAMPTON
                                  COUNTY, INC.
                                MANORCARE HEALTH SERVICES OF VIRGINIA, INC.
                                MANOR CARE OF HINSDALE, INC.
                                MANOR CARE OF KANSAS, INC.
                                MANOR CARE OF KINGSTON COURT, INC.
                                MANOR CARE OF LARGO, INC.
                                MANOR CARE OF LEXINGTON, INC.
                                MANOR CARE OF MEADOW PARK, INC.
                                MANOR CARE OF MESQUITE, INC.
                                MANOR CARE OF NORTH OLMSTEAD, INC.
                                MANOR CARE OF PINEHURST, INC.
                                MANOR CARE OF PLANTATION, INC.
                                MANOR CARE OF ROLLING MEADOWS, INC.
                                MANOR CARE OF ROSSVILLE, INC.
                                MANOR CARE OF SARASOTA, INC.
                                MANOR CARE OF WILLOUGHBY, INC.
                                MANOR CARE OF WILMINGTON, INC.
                                MANOR OF YORK (NORTH), INC.
                                MANOR OF YORK (SOUTH), INC.
                                MANOR CARE PROPERTIES, INC.
                                MANOR LIVING CENTERS, INC.
                                MEDICAL AID TRAINING SCHOOLS, INC.
                                NEW MANORCARE HEALTH SERVICES, INC.

                                THE NIGHTINGALE NURSING HOME, INC.
                                PEAK REHABILITATION, INC.
                                PNEUMATIC CONCRETE, INC.
                                PORTFOLIO ONE, INC.
                                ROLAND PARK NURSING CENTER, INC.
                                SILVER SPRING - WHEATON NURSING HOME, INC.
                                STEWALL CORPORATION
                                STRATFORD MANOR, INC.
                                STUTEX CORP.
                                TOTALCARE CLINICAL LABORATORIES, INC.


                                By:____________________________________
                                Name: _________________________________
                                Title:__________________________________

                                Address: One Seagate
                                         Toledo, Ohio 43604-2616

                                Fax No.:    419-252-5571
                                Telephone:  419-252-5500


                                ANNANDALE ARDEN, LLC
                                BAINBRIDGE ARDEN, LLC
                                BINGHAM FARMS ARDEN, LLC
                                CRESTVIEW ARDEN, LLC
                                FIRST LOUISVILLE ARDEN, LLC
                                HANOVER ARDEN, LLC
                                JEFFERSON ARDEN, LLC
                                KENWOOD ARDEN, LLC
                                LEXINGTON ARDEN, LLC
                                LINWOOD ARDEN, LLC
                                LIVONIA ARDEN, LLC
                                MEMPHIS ARDEN, LLC
                                NAPA ARDEN, LLC
                                NASHVILLE ARDEN, LLC
                                NISHAYUNA ARDEN, LLC
                                ROANOKE ARDEN, LLC
                                SAN ANTONIO ARDEN, LLC
                                SECOND LOUISVILLE ARDEN, LLC
                                SETAUKET ARDEN, LLC
                                SILVER SPRING ARDEN, LLC

                                TAMPA ARDEN, LLC
                                TUSTIN ARDEN, LLC
                                WALL ARDEN, LLC
                                WEST WINDSOR ARDEN, LLC
                                WILLIAMSVILLE ARDEN, LLC

                                By: Manor Care of America, Inc., its
                                     sole member


                                    By:_______________________________
                                       Name: ______________________
                                       Title:_______________________

                                Address: One Seagate
                                         Toledo, Ohio 43604-2616

                                Fax No.:    419-252-5571
                                Telephone:  419-252-5500


                                BATH ARDEN, LLC
                                EMERSON SPRINGHOUSE, LLC
                                FRESNO ARDEN, LLC
                                LAKE ZURICH ARDEN, LLC
                                METUCHEN ARDEN, LLC
                                MIDDLETOWN ARDEN, LLC
                                MONROE ARDEN, LLC
                                MOORESTOWN ARDEN, LLC
                                OVERLAND PARK ARDEN, LLC
                                OVERLAND PARK SKILLED NURSING, LLC
                                ROCKFORD ARDEN, LLC
                                ROCKLEIGH ARDEN, LLC
                                TOM'S RIVER ARDEN, LLC
                                TUSCAWILLA ARDEN, LLC
                                WAYNE ARDEN, LLC
                                WAYNE SPRINGHOUSE, LLC
                                WEST DEPTFORD ARDEN, LLC
                                WEST ORANGE ARDEN, LLC
                                WEST ORANGE SPRINGHOUSE, LLC

                                By:  Manor Care Health Services, Inc.,
                                its sole member

                                         By:_____________________________
                                            Name: ______________________
                                            Title:_______________________

                                Address:          One Seagate
                                                  Toledo, Ohio 43604-2616

                                Fax No.:          419-252-5571
                                Telephone:        419-252-5500


                                BOOTH LIMITED PARTNERSHIP

                                By: Jacksonville Healthcare Corporation, its general partner


                                         By:_____________________________
                                            Name: _______________________
                                            Title_________________________

                                Address: One Seagate
                                         Toledo, Ohio 43604-2616

                                Fax No.:    419-252-5571
                                Telephone:  419-252-5500


                                COLEWOOD LIMITED PARTNERSHIP

                                By:    American Hospital Building Corporation,
                                        its general partner


                                         By:________________________________
                                            Name: _______________________
                                            Title:________________________

                                Address:    One Seagate
                                            Toledo, Ohio 43604-2616
                                Fax No.:    419-252-5571
                                Telephone:  419-252-5500

                                HEARTLAND EMPLOYMENT SERVICES, INC.

                                By:________________________________
                                Name: _____________________________
                                Title:_____________________________

                                Address: One Seagate
                                         Toledo, Ohio 43604-2616

                                Fax No.:   419-252-5571
                                Telephone: 419-252-5500


                                ANCILLARY SERVICES, LLC

                                By:      Heartland Rehabilitation Corporation

                                         By:__________________________________
                                            Name: ____________________________
                                            Title:____________________________

                                Address:    One Seagate
                                            Toledo, Ohio 43604-2616

                                Fax No.:    419-252-5571
                                Telephone:  419-252-5500


                                Alburquerque Arden, LLC
                                Colonie Arden, LLC
                                Geneva Arden, LLC
                                Glen Ellyn Arden, LLC
                                Kansas skilled Nursing, LLC
                                Laureldaly Arden, LLC
                                Susquehanna Arden, LLC
                                Warminster Arden, LLC

                                By:      Manor Care of America, Inc.

                                         By:________________________________
                                            Name: ___________________________
                                            Title:____________________________

                                Address:    One Seagate
                                            Toledo, Ohio 43604-2616

                                Fax No.:    419-252-5571
                                Telephone:  419-252-5500